UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☑        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TransUnion

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRANSUNION 555 WEST ADAMS STREET CHICAGO, ILLINOIS 60661 Your Vote Counts! TransUnion 2024 Annual Meeting For Holders as of: March 7, 2024 Date: May 2, 2024 Time: 12:00 p.m., Central Daylight Time Vote by: May 1, 2024 11:59 PM ET V34028-P04271 You invested in TransUnion and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 2, 2024. Get informed before you vote View the Notice and Proxy Statement and our 2023 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2023) online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 2, 2024 12:00 p.m., Central Daylight Time Virtually at: www.virtualshareholdermeeting.com/TRU2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	George M. Awad	For
1b.	William P. (Billy) Bosworth	For
1c.	Christopher A. Cartwright	For
1d.	Suzanne P. Clark	For
1e.	Hamidou Dia	For
1f.	Russell P. Fradin	For
1g.	Charles E. Gottdiener	For
1h.	Pamela A. Joseph	For
1i.	Thomas L. Monahan, III	For
1j.	Ravi Kumar Singisetti	For
1k.	Linda K. Zukauckas	For
2.	Ratification of appointment of PricewaterhouseCoopers LLP as TransUnion's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	To approve, on a non-binding advisory basis, the compensation of TransUnion's named executive officers.	For
4.	To amend and restate TransUnion's Amended and Restated 2015 Omnibus Incentive Plan to, among other things, increase the number of shares authorized for issuance by 4 million shares and extend the term of the plan through the tenth anniversary of the effective date of such amendment and restatement.	For
5.	To amend TransUnion's 2015 Employee Stock Purchase Plan, as Amended and Restated, to increase the number of shares authorized for issuance by 3 million shares.	For

NOTE: By execution of this Proxy Card, the undersigned hereby authorizes the proxies to vote, in their discretion, on any other business that may properly be brought before the meeting or any postponement thereof.

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